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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  August 12, 1998



                         AMOCO CORPORATION

        (Exact name of registrant as specified in its charter)



        Indiana                  1-170-2          36-1812780

(State or other jurisdiction   (Commission       (IRS Employer
 of incorporation)              File Number)      Identification No.)



200 East Randolph Drive, Chicago, Illinois             60601

(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (312) 856-6111


                      (No Change)

(Former  name  or former address, if changed  since  last report).
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

Following  the  announcement  of  a  merger  between   Amoco

Corporation  ("Amoco")  and  The British  Petroleum  Company

p.l.c.  ("BP"),  representatives from Amoco and  BP  gave  a presentation  on the merger to the financial  community  and press  in  New York City on August 12, 1998 (the "Meeting").

The   presentation   slides   and   supplemental   materials

distributed to attendees are included as Exhibit 99 (a)  and

Exhibit 99 (b) to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

Exhibit 99 (a) Slides for presentation given at the Meeting.

        99 (b) Supplemental materials distributed to attendees at the Meeting.

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                          SIGNATURE


Pursuant to the requirements of the Securities Exchange  Act of  1934, the registrant has duly caused this report  to  be signed  on  its  behalf  by  the undersigned  hereunto  duly authorized.









                                   AMOCO CORPORATION
                                      (Registrant)




Date: August 26, 1998             A. J. NOCCHIERO
                                  A. J. Nocchiero
                                  Vice President and Controller
                                  (Duly Authorized and Chief
                                  Accounting Officer)